Engineering Respiratory Products for Major Unmet Pulmonary Diseases August 2017 NASDAQ: PULM Exhibit 99.1

Disclaimers & Forward Looking Statements This presentation contains forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance, are based on current expectations of future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including risks that we will not have sufficient working capital, that we will have delays in obtaining, or we will be unable to obtain, FDA or other regulatory approvals for our products, unable to establish collaborations, or that our products will not be commercially viable, among other risks. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Executive Summary Pulmatrix and iSPERSE™ Technology De-risked portfolio targeting large markets with high unmet need: PUR1800 (Phase 2): Narrow spectrum kinase inhibitor (NSKI) for Acute Exacerbations of COPD (AECOPD) PUR1900 (Phase 1): Inhaled reformulation of oral anti-fungal for Allergic Bronchopulmonary Aspergillosis (ABPA) in severe asthma PUR0200 (Out-license opportunity): Spiriva® HandiHaler® U.S. branded alternative (E.U. substitutable) Two meaningful clinical milestones and value inflection points in 2018 Projected U.S. peak revenue potential for PUR1800 and PUR1900 exceeds $2.3B Pulmatrix is a clinical stage pulmonary bio-pharma company Experienced team with a proven record of product development and value creation iSPERSE™ proprietary lung delivery platform uses small, dense, dispersible particles to deliver drug to the deepest parts of the lung Patent protection into the 2030’s and technology can be adapted for any medical product Products and Milestones

Experienced Leadership Team with Record of Success Management Team Proven fundraising and capital management ability Experienced R&D team focused on pulmonary drug delivery and the role of inhaled particles Commercialization and partnership experience Board of Directors Diverse Collective Experience at Leading Respiratory Companies Strong Background in Product Development and Commercialization Robert Clarke, PhD CEO David Hava, PhD CSO Bill Duke, MBA CFO Ted Raad, MBA CBO Mark Iwicki Chairman Steve Gillis, PhD BOD Investor Matthew Sherman BOD Terry McGuire BOD Investor Michael Higgins BOD-Audit Chair Amit Munshi BOD

Large Porous Particle (LPP; AIR®/ARCUS™) iSPERSE™ Significantly Improves Patient Care Compared to Conventional Inhalation Technology 1µm iSPERSE™ enables the sickest patient to receive the same dose of medication as a healthy patient iSPERSE™ Differentiation iSPERSE™ Advantages Small, dense, dispersible, respirable particles Flow rate independent performance (consistent delivery of high drug loads) Scalable platform Broad novel IP portfolio into 2030s Can be used with any drug, small molecule or biologic, enabling: Branded generics Inhaled reformulations of approved drugs New chemical entities Can be used with any device (i.e., metered-dose, reservoir, or blister-based inhalers) Higher dispersibility allows sick patients to receive medication with low inspiratory effort High drug loading (up to 80%) Small Porous Particle (PulmoSphere®) iSPERSE™

PUR1800 and PUR1900 Milestone Value Catalysts in 2018

Product	Indication	PreClin	Ph1	Ph2	Ph3	Milestone
PUR1800 *NSKI*	Acute Exacerbations of COPD (AECOPD)	Phase 2				Phase 2 (2H2018)
PUR1900 *Anti-fungal*	Allergic Bronchopulmonary Aspergillosis (ABPA) in Severe Asthma	Phase 1				Phase 1B (1H2018)
PUR5700 *NSKI*	Idiopathic Pulmonary Fibrosis (IPF)					Phase 1 (2019)
PUR0200-US *LAMA*	Chronic Obstructive Pulmonary Disease (COPD)	Phase 2 Ready (U.S.)				Out-Licensing Opportunity (2017)
PUR0200-EU *LAMA*	Chronic Obstructive Pulmonary Disease (COPD)	Registration Trial Ready (E.U.)				Out-Licensing Opportunity (2017)

KEY: 2017-2018 Development Focus

NSKI—Narrow Spectrum Kinase Inhibitor
LAMA—Long-Acting Muscarinic Antagonist

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PUR1800 — Narrow Spectrum Kinase Inhibitor (NSKI) Acute Exacerbations of Chronic Obstructive Pulmonary Disease (AECOPD)

Narrow Spectrum Kinase Inhibitors (NSKI) Block Steroid Resistant Inflammation & Lung Remodeling Processes


Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Syk
Src
p38
PI3K γ/δ
SHIP1
Inflammatory Mediators
Eosinophil
Neutrophil
Injury
TLRs
ROS
TLRs
Cytokine Receptors
Syk
Src
p38
PUR1800
(p38/Src/Syk)
Growth Factors
Cytokines
Cytokines
Lymphocyte
Growth Factors
Macrophage

Three Primary Benefits in AECOPD

1 Treat Steroid-Resistant Inflammation

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

2 Treat Inflammation from Infections

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

3 Treat Airway Remodeling

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815
Source: Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45
Source: Geraghty P et al. *Am J Respir Cell Mol Biol.* 2014; 50(3):559-70
Source: Angata T et al. *Cell Mol Life Sci.* 2013; 70(17):3199-210

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PUR1800 (NSKI): $1B+ Potential Given Large Market and Broad Efficacy Potential in AECOPD

Unlike Steroids, PUR1800 Has Anticipated Efficacy Across Different AECOPD Phenotypes

- ✓ Bacterial
- ✓ Viral
- ✓ Eosinophilic

Causes of COPD Exacerbation



Environmental (Eosinophilic)
22%
Bacterial
30%
Viral
23%
Bacterial and Viral
25%

Meaningful AECOPD Disease Burden

- COPD is the 3rd leading cause of death in the U.S.
- **Diagnosed prevalence of COPD is ~16 M in the U.S.**
- 77% of patients experience at least one exacerbation
- **~18 M moderate-to-severe AECOPD episodes per year**
- AECOPD hospitalizations 1-year mortality rate >20%
- >$30 B annual direct cost of COPD in U.S. in 2010
- Oral steroids especially ineffective due to corticosteroid resistance with frequent exacerbations
- **Minimum 20% corticosteroid treatment failure rate in moderate-to-severe AECOPD patients**

Source: Aaron SD et al. *N Engl J Med.* 2003; 348(26): 2618-25
Source: CDC Behavioral Risk Factor Surveillance System, 2013
Source: Celli BR et al. *Eur Respir J* 2007; 29: 1224–1238
Source: Chronic obstructive pulmonary disease (COPD): Fact sheet. (2014, May).
Source: Hurst JR et al. *N Engl J Med* 2010; 363(12): 1128-38
Source: Soriano JB et al. *Chest*, 2013; 143(3): 694-702
Source: Wise RA, et al. *Chronic Obstr Pulm Dis (Miami).* 2017; 4(1): 7-20

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PUR1800 (NSKI) is a Novel Product with Clinically Demonstrated Target Engagement and Tolerability MOA Narrow spectrum triple kinase inhibitor of p38 mitogen activated protein (MAP) kinase (α/γ), Src family kinases, and Syk kinases Lead Indication Acute exacerbations of COPD Development Status Completed First in Human trial and COPD patient trial with crystalline form demonstrating target engagement Pre-clinical development underway to bridge crystalline form to new iSPERSE formulation to improve delivery and commercial formulation Product Differentiation Novel class of compound with anti-inflammatory activity in both steroid sensitive and steroid resistant disease as well as viral and bacterial inflammation One drug acts on multiple inflammatory pathways simultaneously Inhaled administration for rapid onset, to maximize efficacy and minimize safety risk Clinical Data PUR1800 was well tolerated in the first in human study (35 healthy subjects and 30 subjects with moderate-to-severe COPD) - ClinicalTrials.gov NCT01970618 PUR1800 reduced the level of p38 phosphorylation and the number of neutrophils recovered in sputum after 12 days in moderate-to-severe COPD PUR1800 showed dose-proportionality, linear kinetics, and minimal variability between subjects

PUR1800 (NSKI) Decreases Markers of Inflammation in Patients with Moderate-to-Severe COPD (EST001) p38MAPK Phosphorylation Levels in Sputum Cells Recovered From COPD Subjects Concentration of Sputum Neutrophils Recovered From COPD Subjects After 12 days of treatment, PUR1800 (500 µg dose) significantly decreases mediators of inflammation that lead to acute exacerbations of COPD

PUR1800 (NSKI) Exhibits Favorable Pharmacokinetics with Repeat Dosing (EST001) Pharmacokinetic Data for Repeat Dose in COPD Patients In COPD patients, PUR1800 showed dose proportional pharmacokinetics and increased plasma concentration with repeat dosing, indicating clinical utility over an extended time period

Moderate-to-Severe COPD Patients 30% ≤ FEV1 < 80% (n=40) Randomization (2:2:1) 14-28 days Phase 2 Endpoints Safety and tolerability Single dose PK profile Multiple dose PK profile over 14-28 days Analysis of sputum inflammation and target engagement Patient specific biomarkers through Functional Respiratory Imaging PUR1800 Phase 2 Clinical Study Completion 4Q 2018 Phase 2 clinical study in stable moderate-to-severe COPD patients to establish safety, tolerability and understanding of pharmacokinetics and pharmacodynamics Placebo PUR1800 (dose 1) PUR1800 (dose 2) Phase 2 data targeted to inform both acute and chronic dosing paradigms for control of COPD exacerbations

PUR1900 – Inhaled Antifungal Allergic Bronchopulmonary Aspergillosis (ABPA) in Severe Asthma

~1.5% of Adult Asthmatics Suffer from Allergic Bronchopulmonary Aspergillosis (ABPA)

Disease Overview

Description	• ABPA is a pulmonary disorder in asthmatics caused by hypersensitivity to *Aspergillus fumigatus* • Untreated ABPA may result in pulmonary fibrosis, respiratory failure and potentially death
Pathophysiology	• Persistence of *A. fumigatus* leads to local inflammation resulting in mucus production and airway hyper-reactivity
Disease Burden	• ~1.5% of adult asthma patients (260K-315K US patients) • Each year, severe asthma patients average ~5 day hospitalization at cost of ~$15K
Treatment Issues	• Oral itraconazole (Sporanox) use is limited by severe safety and tolerability issues • Physicians seek a better anti-fungal to reduce steroid burden and dependence

Source: Shah. Allergy Asthma Immunol Res. 2016;8(4):282; Agarwal. Clinical & Experimental Allergy. 2013;43:850; Patterson. Proc Am Thorac Soc. 2010;7:237; Tracy. J. Fungi. 2016;2:17; Physician Interviews; ClearView Analysis.

Treatment Flow



Acute ABPA Patient (Stage I)
1st Line
Glucocorticoids (4 Months)
Follow-up: Chest Radiograph, Spirometry, Total Serum IgE
Response
Remission (Stage II)
2nd Line
Exacerbation (Stage III) Steroids (4 Months) & Itraconazole (6 Months)
Treatment-Dependent (Stage IV)
3rd Line
Long Term Therapy: Azoles, Glucocorticoids, Omalizumab, Methylprednisolone Pulses, Nebulized Amphotericin

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PUR1900 (Antifungal) First in Class Inhaled Delivery Expected to Improve Safety & Efficacy MOA Triazole that inhibits P450-dependent synthesis of ergosterol, a key component of fungal cell wall biosynthesis Lead Indication Allergic Bronchopulmonary Aspergillosis (ABPA) in Asthma Other Potential Indications Cystic fibrosis; immunocompromised patients (HIV-AIDS, cancer, transplant) Development Status 28-day GLP toxicology studies ongoing to support First in Human trial in Q1 2018 Product Differentiation Itraconazole, an oral anti-fungal currently marketed as Sporanox, has an established MOA and demonstrated efficacy in the treatment of ABPA Oral itraconazole use is limited by poor pharmacokinetics and safety concerns associated with high plasma concentrations Inhaled delivery achieves higher lung concentrations and lower systemic exposure than oral therapy leading to improved efficacy and safety profile Regulatory Milestones FDA Orphan drug designation and Qualified Infectious Disease Product (QIDP) designation granted in 2016

PUR1900 (Antifungal) Expected to Become Gold Standard Antifungal for ABPA in Severe Asthma

Use of Antifungal Agents in Treating ABPA

Future PUR1900 Share of Antifungal ABPA Treatment


Total Antifungal Therapy
15%
85%
Patients Receiving PUR1900

Prescribers indicated that PUR1900 may replace ~85% of the current oral antifungal use in treatment of ABPA

115% Increase in Antifungal Use 1st Line Following PUR1900 Introduction


+115%
30%
65%
Current Use of Antifungal 1st Line
Future Use of Antifungal 1st Line
% of Antifungal Use 1st Line w/Steroids

Physicians suggested that PUR1900 is likely to expand antifungal use in first line therapy by ~115%

Source: Physician Interviews; ClearView Analysis

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2033 Peak PUR1900 U.S. ABPA-Asthma Forecast and Overall Global Forecast

PUR1900 U.S. Forecast & Assumptions

Target Product Profile	• 30 – 50% reduction in exacerbations • 5 – 20% improvement in FEV1
US Patients at Peak Use	• 260 – 315 K ABPA patients • 170 – 200 K diagnosed and treated
PUR1900 Penetration (2033)	• 120 – 140 K eligible for inhaled antifungal (70% of diagnosed / treated patients) • 80 – 95 K treated with PUR1900 (~67% of PUR1900 eligible patients)
Pricing Potential & Market Access (2033)	• Use limited only by trial inclusion • Restricted to pulmonologist and allergist • 2033 Pricing: ~$55 K per patient (annual)
Peak US Net Sales*	**$1.3 Billion**

PUR1900 Global Forecast

PUR1900 ~$2.3 B Global Potential



Ex-U.S. Global
~35%
U.S. ABPA Asthma
~60%
6%
U.S. Other Indications

Source: Physician Interviews; Payer Interviews; ClearView Analysis.
* Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment.

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Plasma Concentration of PUR1900 vs. Oral Sporanox Lung Concentration of PUR1900 vs. Oral Sporanox PUR1900 (Antifungal) Offers Potential Safety & Efficacy Benefits vs Oral Itraconazole (Sporanox) In preclinical studies, inhaled PUR1900 achieves 5x better lung exposure than oral Sporanox with significantly lower plasma and systemic exposure Data indicates potential efficacy and tolerability advantages for PUR1900 compared to the ABPA-Asthma oral antifungal standard of care (Sporanox)

PUR1900 (Antifungal) Inhaled Itraconazole Improved Survival in an Immunosuppressed Guinea Pig Model

In preclinical studies with immunocompromised guinea pigs, inhaled PUR1900 achieved ~90% overall survival compared to 30% with oral Sporanox at 14 days

Overall Survival with PUR1900 Compared to Oral Sporanox and Placebo



Percent survival
100
75
50
25
0
0
3
6
9
12
15
Study Day
PUR1900 (inhaled)
Sporanox (oral)
Placebo

Data re-asserts potential efficacy advantages for PUR1900 compared to the ABPA-Asthma oral antifungal standard of care (Sporanox)

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Part 1: Single Ascending Dose (SAD) Healthy volunteers (n=6/cohort) Single dose 96h PK profile Safety and tolerability Part 2: Multiple Ascending Dose (MAD) Healthy volunteers (n=6/cohort) PK profile over 14d of dosing Safety and tolerability Part 3: Single Dose (SD) Asthmatics (n=12; cross-over) Single dose 96h PK profile Safety and tolerability Comparison of inhaled versus oral dosing PUR1900 Phase 1/1b Clinical Plan Completion 2Q 2018 PUR1900 (25 mg; 5 capsules) PUR1900 (10 mg; 2 capsules) PUR1900 (5 mg; 1 capsule) PUR1900 (20 mg; 4 capsules) PUR1900 (10 mg; 2 capsules) PUR1900 (20 mg; 4 capsules) Sporanox® (200 mg; oral) Phase 1/1b is a critical milestone establishing PUR1900 safety, tolerability and PK profile versus ABPA-Asthma oral antifungal standard of care (Sporanox)

PUR0200 – iSPERSE™ Reformulation of Spiriva® Chronic Obstructive Pulmonary Disease

PUR0200: iSPERSE™ Represents an Immediate Out-Licensing Opportunity PUR0200 is an Improved Version of the Spiriva® Handihaler® (Equivalent Lung Exposure at 80% Nominal Dose) Spiriva® is a commonly used bronchodilator for ~20M COPD patients Spiriva lacks a dry-powder multi-dose inhaler in the U.S. In the rest of world, there is a need for therapeutically equivalent, lower cost products Unmet Needs Spiriva® had WW revenues of $3.5B (2016) Near-term market access to 22M patients in the E.U. through bio-equivalency pathway Material licensing revenue opportunity with expected U.S. and E.U. sales exceeding $750M Opportunity Size PUR0200 Improves Lung Function in COPD at Low Doses (6x as Potent as Spiriva®) PUR0200 Shows Comparable Systemic Exposure to Spiriva® at a Lower Dose

Summary & Development Plan

Significant Value Inflection Points Anticipated in 2018



2017
2018
2019
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
PUR1800 (NSKI)
PUR1800 GLP Tox
PUR1800 Phase 2b CMC
PUR1800 Phase 2 Start
PUR1800 Phase 2 Data
PUR1800 Phase 2b Start
PUR1900 (Antifungal)
PUR1900 GLP Tox
PUR1900 Phase 2 CMC
PUR1900 Phase 1 Start
PUR1900 Phase 1 Data
PUR1900 Phase 2 Start
Non-clinical
CMC
Clinical Development
Clinical Milestone

Pulmatrix plans to advance both PUR1800 and PUR1900 to major clinical milestones

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Clear Corporate Strategy with Value Creation Milestones in 2018

Two Key Strategies to Create Value

iSPERSE™ Enabled Novel Products Focused on High Unmet Need

- Target iSPERSE™ technology toward major respiratory diseases
- **PUR1800** novel narrow spectrum kinase inhibitor (NSKI) for AECOPD
- Phase 2 data expected in 4Q 2018
- >$1B U.S. potential revenue opportunity

iSPERSE™ Reformulated and Improved Existing Products

- Significantly reduced development risk with the 505(b)(2) pathway
- **PUR1900** inhaled Itraconazole for ABPA using iSPERSE™ technology
- Phase 1/1b data expected in 2Q 2018
- ~$1.3B U.S. potential revenue opportunity

Pulmatrix Team

- **Experienced Management Team and Board of Directors**
- **Proven Record of Successful Respiratory Product Development**
- **Significant Value Creation Experience**

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Engineering Respiratory Products for Major Unmet Needs August 2017